UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22106

Tortoise Power and Energy Infrastructure Fund, Inc.
(Exact name of registrant as specified in charter)

11550 Ash Street, Suite 300, Leawood, KS 66211
(Address of principal executive offices) (Zip code)

David J. Schulte
11550 Ash Street, Suite 300, Leawood, KS 66211
(Name and address of agent for service)

913-981-1020
Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period: May 31, 2011

Item 1. Report to Stockholders.

Tortoise Power and Energy Infrastructure Fund, Inc.

TPZ LISTED NYSE

Yield

Growth

Quality

2011 2nd Quarter Report

May 31, 2011

...Steady Wins®

Company at a Glance

Tortoise Power and Energy Infrastructure Fund, Inc. (NYSE: TPZ) invests in a portfolio of fixed income and equity securities issued by power and energy infrastructure companies. The Fund’s goal is to provide stockholders a high level of current income, with a secondary objective of capital appreciation. The Fund seeks to invest in a portfolio of companies that provide stable and defensive characteristics throughout economic cycles.

Infrastructure Asset Class

Increasingly, institutions have allocated a portion of their investment portfolio to infrastructure due to its desirable investment characteristics, which include:
  Long-term stable asset class with low historical volatility

  Attractive risk-adjusted returns

  Investment diversification through low historical correlation with other asset classes

  A potential inflation hedge through equity investments
For Investors Seeking
  A fund which invests in the historically stable and defensive power and energy infrastructure sectors

  Monthly distributions

  Fund invested in fixed income securities with low volatility and more safety as well as MLPs for growth

  One Form 1099 per stockholder at the end of the year, thus avoiding multiple K-1s and multiple state filings related to individual MLP partnership investments
Power and Energy Infrastructure Operations

At the heart of the infrastructure asset class is power and energy infrastructure, illustrated in the box below:

Power Infrastructure — The ownership and operation of asset systems that provide electric power generation (including renewable energy), transmission and distribution.

Energy Infrastructure — The ownership and operation of a network of pipeline assets to transport, store, gather, and/or process crude oil, refined petroleum products, natural gas or natural gas liquids (including renewable energy).

June 16, 2011

Dear Fellow Stockholder,

Recently one of our investment committee members referred to pipelines as “boring” and we were questioned as to how the assets that help fuel our nation’s economy could possibly be boring? Rightly put, if you are using Merriam-Webster’s definition of boring as “dull” or “drab.” However, if you think about it, boring in investing can be anything but boring — it can mean stability, predictability and longevity. In the words of Paul Samuelson, the Nobel Prize winning economist, “Investing should be more like watching paint dry or watching grass grow. If you want excitement, take $800 and go to Las Vegas.”

In our philosophy of focusing on yield, growth and quality over the long term, pipelines and other power and energy infrastructure companies are boring — not because of what they do — but because they provide such an essential and predictable service to our daily lives. It is with this mindset that we continue to focus our investments on power and energy infrastructure companies.

Power and Energy Infrastructure Sector Outlook

Power and energy consumption is expected to increase at a steady rate in response to economic and population growth, driving infrastructure investment. Growth in the power sector will be derived from the need to modernize and expand our country’s generation and transmission network, in part to accommodate the drive for renewable energy. We expect power infrastructure investments to average $75 billion annually through 2030. Additionally, substantial growth investments are also expected in energy infrastructure, with more than $45 billion projected to be invested over the next three years to support the development of unconventional natural gas basins and the Canadian oil sands.

As a result of our allocation to equities, unlike other fixed income-oriented funds, we believe TPZ is uniquely positioned for an inflationary environment, driven in part by the distribution growth potential of its equity investments. More than 40 percent of TPZ’s portfolio is invested in equity securities of MLPs and affiliates as of our fiscal quarter end. In addition, certain of our MLP investments own petroleum pipelines. These petroleum pipelines utilize the Federal Energy Regulatory Commission’s indexing and will receive a very favorable tariff increase in July to reflect the change in the Producer Price Index plus 2.65 percent (previously 1.30 percent).

Company Performance Review and Outlook

Our total return based on market value (including the reinvestment of distributions) for the 2011 second fiscal quarter ended May 31, 2011, was 3.0 percent as compared to the TPZ Benchmark Index* of 2.1 percent during the same period. For the six months ended May 31, 2011, our market-based total return was 12.7 percent as compared to the TPZ Benchmark Index of 4.4 percent. Returns were driven primarily by rising fixed income values as credit quality improved and business fundamentals remained solid, as well as the continuing low interest rate environment. TPZ performed well versus the TPZ Benchmark Index, as a result of TPZ’s overweight positions in non-investment grade debt securities and equity securities.

During the fiscal quarter, we paid monthly distributions of $0.125 per share ($1.50 annualized). This represented an annualized yield of 5.9 percent based on the closing fiscal quarter price of $25.22. Our payout ratio of distributions to distributable cash flow (DCF) for the fiscal quarter was 99.4 percent. For tax purposes, we currently expect 75 to 100 percent of TPZ’s 2011 distributions will be characterized as ordinary income and capital gain. A final determination of characterization will be made in January 2012.

Additional information about our financial performance is available in the Management’s Discussion of this report.

Conclusion

We believe TPZ offers a “user friendly” and efficient alternative for investing in essential power and energy infrastructure companies, supporting our goals of Yield, Growth, and very importantly in these times, Quality.

Thank you for your investment.

Sincerely,

The Managing Directors
Tortoise Capital Advisors, L.L.C.
The adviser to Tortoise Power and Energy Infrastructure Fund, Inc.

H. Kevin Birzer	Zachary A. Hamel	Kenneth P. Malvey

Terry Matlack	David J. Schulte

*TPZ Benchmark Index includes the BofA Merrill Lynch US Energy Index (CIEN), the BofA Merrill Lynch US Electric Utility Index (CUEL) and the Tortoise MLP Total Return Index (TMLPT).

2011 2nd Quarter Report	1

Key Financial Data (Supplemental Unaudited Information)
(dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Operating Ratios is supplemental non-GAAP financial information, which we believe is meaningful to understanding our operating performance. The Selected Operating Ratios are the functional equivalent of EBITDA for non-investment companies, and we believe they are an important supplemental measure of performance and promote comparisons from period-to-period. Supplemental non-GAAP measures should be read in conjunction with our full financial statements.

	2010			2011
	Q2(1)	Q3(1)	Q4(1)	Q1(1)	Q2(1)
Total Income from Investments
Interest earned on corporate bonds	$1,943	$2,005	$2,028	$2,010	$2,008
Distributions received from master limited partnerships	908	871	834	839	847
Dividends paid in stock	587	592	598	604	610
Total from investments	3,438	3,468	3,460	3,453	3,465
Operating Expenses Before Leverage Costs and Current Taxes
Advisory fees, net of expense reimbursement	375	381	398	402	422
Other operating expenses	120	125	108	126	124
	495	506	506	528	546
Distributable cash flow before leverage costs and current taxes	2,943	2,962	2,954	2,925	2,919
Leverage costs(2)	325	329	303	297	298
Current foreign tax expense	1	—	1	—	2
Distributable Cash Flow(3)	$2,617	$2,633	$2,650	$2,628	$2,619
Distributions paid on common stock	$2,602	$2,603	$2,603	$2,603	$2,604
Distributions paid on common stock per share	0.375	0.375	0.375	0.375	0.375
Payout percentage for period(4)	99.4%	98.9%	98.2%	99.1%	99.4%
Net realized gain on investments and interest rate swaps, for the period	1,764	1,251	506	808	24
Total assets, end of period	183,009	193,637	204,102	212,268	210,563
Average total assets during period(5)	188,261	190,519	200,243	207,351	211,951
Leverage(6)	32,500	32,650	32,700	32,300	32,000
Leverage as a percent of total assets	17.8%	16.9%	16.0%	15.2%	15.2%
Net unrealized appreciation, end of period	18,252	28,090	39,346	48,673	48,165
Net assets, end of period	149,567	159,362	169,874	178,732	176,954
Average net assets during period(7)	154,058	156,594	167,033	172,182	176,803
Net asset value per common share	21.55	22.96	24.47	25.75	25.47
Market value per common share	21.05	22.38	23.06	24.86	25.22
Shares outstanding	6,940,986	6,940,986	6,940,986	6,940,986	6,946,635

Selected Operating Ratios(8)
As a Percent of Average Total Assets
Total distributions received from investments	7.25%	7.22%	6.93%	6.75%	6.49%
Operating expenses before leverage costs and current taxes	1.04%	1.05%	1.01%	1.03%	1.02%
Distributable cash flow before leverage costs and current taxes	6.21%	6.17%	5.92%	5.72%	5.47%
As a Percent of Average Net Assets
Distributable cash flow(3)	6.74%	6.67%	6.36%	6.19%	5.88%

(1)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)	Leverage costs include interest expense, interest rate swap expenses and other leverage expenses.
(3)	“Net investment income, before current foreign tax expense” on the Statement of Operations is adjusted as follows to reconcile to Distributable Cash Flow (DCF): increased by the return of capital on MLP distributions, the value of paid-in-kind distributions, amortization of debt issuance costs and the change in methodology for calculating amortization of premiums or discounts; and decreased by realized and unrealized gains (losses) on interest rate swap settlements and current foreign taxes paid.
(4)	Distributions paid as a percentage of Distributable Cash Flow.
(5)	Computed by averaging month-end values within each period.
(6)	Leverage consists of long-term debt obligations and short-term borrowings.
(7)	Computed by averaging daily values within each period.
(8)	Annualized for periods less than one full year. Operating ratios contained in our Financial Highlights are based on average net assets.

2     Tortoise Power and Energy Infrastructure Fund, Inc.

Management’s Discussion (Unaudited)

The information contained in this section should be read in conjunction with our Financial Statements and the Notes thereto. In addition, this report contains certain forward-looking statements. These statements include the plans and objectives of management for future operations and financial objectives and can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” or “continue” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors that could cause actual results and conditions to differ materially from those projected in these forward-looking statements are set forth in the “Risk Factors” section of our public filings with the SEC.

Overview

Tortoise Power and Energy Infrastructure Fund, Inc.’s (“TPZ”) primary investment objective is to provide a high level of current income, with a secondary objective of capital appreciation. We seek to provide our stockholders a vehicle to invest in a portfolio consisting primarily of securities issued by power and energy infrastructure companies. Power infrastructure operations use asset systems to provide electric power generation (including renewable energy), transmission and distribution. Energy infrastructure operations use a network of pipeline assets to transport, store, gather and/or process crude oil, refined petroleum products (including biodiesel and ethanol), natural gas or natural gas liquids. We believe the power and energy infrastructure sectors provide stable and defensive characteristics throughout economic cycles. A majority of the investments are in fixed income securities with the remainder invested in equities which provide growth potential.

TPZ is a registered non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and expects to qualify as a regulated investment company (“RIC”) under the U.S. Internal Revenue Code of 1986, as amended (the “Code”). Tortoise Capital Advisors, L.L.C. (the “Adviser”) serves as investment adviser.

Company Update

Market values of our debt investments increased during the 2nd quarter while market values of our MLP investments declined in May from year-to-date highs earlier in the quarter, contributing to an overall decrease of $1.7 million in total assets. Interest and distributions received from our investments increased slightly during the quarter. Although quarter-end total assets decreased, average total assets for the quarter increased as compared to the 1st quarter, resulting in increased asset based expenses. Total leverage as a percent of total assets was unchanged and we maintained our monthly distribution of $0.125 per share. Additional information on the results of our operations is discussed in more detail below.

Critical Accounting Policies

The financial statements are based on the selection and application of critical accounting policies, which require management to make significant estimates and assumptions. Critical accounting policies are those that are both important to the presentation of our financial condition and results of operations and require management’s most difficult, complex, or subjective judgments. Our critical accounting policies are those applicable to the valuation of investments and certain revenue recognition matters as discussed in Note 2 in the Notes to Financial Statements.

Determining Distributions to Stockholders

Unlike most RIC’s which pay distributions based upon income, we pay monthly distributions based upon our distributable cash flow (“DCF”). Our Board of Directors reviews the distribution rate quarterly, and may adjust the monthly distributions throughout the year.

Determining DCF

DCF is simply income from investments less expenses. Income from investments includes the accrued interest from corporate bonds, cash distributions and paid-in-kind distributions from MLPs and related companies and dividends earned from short-term investments. The total expenses include current or anticipated operating expenses and leverage costs. Each are summarized for you in the table on page 2 and are discussed in more detail below.

The Key Financial Data table discloses the calculation of DCF and should be read in conjunction with this discussion. The difference between income from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: (1) GAAP recognizes distribution income from MLPs and common stock on their ex-dates, whereas the DCF calculation reflects distribution income on their pay dates; (2) GAAP recognizes that a significant portion of the cash distributions received from MLPs are characterized as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital; (3) income from investments in the DCF calculation includes the value of dividends paid-in-kind (additional stock or units), whereas such amounts are not included as income for GAAP purposes; and (4) amortization of premium or discount for all securities is calculated using the yield to worst methodology for GAAP purposes while yield to call is used in calculating amortization for long-dated hybrid securities in the DCF calculation. The treatment of expenses in the DCF calculation also differs from what is reported in the Statement of Operations. In addition to the total operating expenses, including expense reimbursement, as disclosed in the Statement of Operations, the DCF calculation reflects interest expense and realized and unrealized gains (losses) on interest rate swap settlements as leverage costs. A reconciliation of Net Investment Income, before Current Foreign Tax Expense to DCF is included below.

Income from Investments

We seek to achieve our investment objectives by investing in income-producing fixed income and equity securities of companies that we believe offer attractive distribution rates. We evaluate each holding based upon its contribution to our investment income and its risk relative to other potential investments.

Total income from investments for the 2nd quarter 2011 was approximately $3.5 million, a slight increase as compared to 1st quarter 2011. This increase is due to distribution increases from our MLPs.

Expenses

We incur two types of expenses: (1) operating expenses, consisting primarily of the advisory fee, and (2) leverage costs. On a percentage basis, operating expenses before leverage costs were an annualized 1.02 percent of average total assets for 2nd quarter 2011 as compared to 1.03 percent for the 1st quarter 2011 and 1.04 percent for 2nd quarter 2010. Advisory fees for 2nd quarter 2011 increased 5.0 percent from 1st quarter 2011 as a result of increased average managed assets during the quarter as discussed above.

While the contractual advisory fee is 0.95 percent of average monthly managed assets, the Adviser has agreed to waive an amount equal to 0.15, 0.15 and 0.10 percent of average monthly managed assets for the calendar years 2010, 2011 and 2012, respectively.

2011 2nd Quarter Report	3

Management’s Discussion (Unaudited)
(Continued)

Leverage costs consist of two major components: (1) the direct interest expense, which will vary from period to period, as our senior notes and revolving credit facility have variable rates of interest, and (2) the realized and unrealized gain or loss on our interest rate swap settlements. Detailed information on our senior notes and revolving credit facility is included in the Liquidity and Capital Resources section below.

As indicated in Note 10 of our Notes to Financial Statements, we have entered into $27 million notional amount of interest rate swap contracts with Wells Fargo Bank in an attempt to reduce a portion of the interest rate risk arising from our leveraged capital structure. TPZ has agreed to pay Wells Fargo Bank a fixed rate while receiving a floating rate based upon the 1-month or 3-month U.S. Dollar London Interbank Offered Rate (“LIBOR”). The spread between the fixed swap rate and LIBOR is reflected in our Statement of Operations as a realized or unrealized gain when LIBOR exceeds the fixed rate (Wells Fargo Bank pays TPZ the net difference) or a realized or unrealized loss when the fixed rate exceeds LIBOR (TPZ pays Wells Fargo Bank the net difference). The interest rate swap contracts have a weighted average fixed rate of 2.13 percent and weighted average remaining maturity of approximately 2.3 years at May 31, 2011. This swap arrangement effectively fixes the cost on approximately 84 percent of our outstanding leverage as of May 31, 2011 over the remaining swap period.

Total leverage costs for DCF purposes were approximately $298,000 for the 2nd quarter 2011, a slight increase as compared to 1st quarter 2011. This includes interest expense on our senior notes and bank credit facility and accrued swap settlement costs of approximately $127,000. The average annualized total cost of leverage (total leverage costs divided by average outstanding leverage) was 3.75 percent for 2nd quarter 2011.

Distributable Cash Flow

For 2nd quarter 2011, our DCF was approximately $2.62 million, a decrease of 0.3 percent as compared to 1st quarter 2011. This decrease is the net result of the change in distributions and expenses as outlined above. On February 8, 2011, we declared monthly distributions for the 2011 2nd fiscal quarter of $0.125 per share. This is unchanged as compared to 1st quarter 2011.

Our dividend payout ratio as a percentage of DCF increased from 99.1 percent during 1st quarter 2011 to 99.4 percent during 2nd quarter 2011. A payout of less than 100 percent of DCF provides cushion for on-going management of the portfolio, changes in leverage costs and other expenses. An on-going payout ratio in excess of 100 percent will, over time, erode the earning power of a portfolio and may lead to lower distributions or portfolio managers taking on more risk than they otherwise would.

Net investment income, before current foreign tax expense on the Statement of Operations is adjusted as follows to reconcile to DCF for 2011 YTD and the 2nd quarter 2011 (in thousands):

	2011 YTD	2nd Qtr 2011
Net Investment Income, before
Current Foreign Tax Expense	$2,498	$1,172
Adjustments to reconcile to DCF:
Dividends paid in stock	1,214	610
Return of capital on distributions	1,646	891
Amortization of debt issuance costs	19	10
Interest rate swap expenses	(247)	(123)
Change in amortization methodology	119	61
Current foreign tax expense	(2)	(2)
DCF	$5,247	$2,619

Liquidity and Capital Resources

We had total assets of $210.6 million at quarter-end. Our total assets reflect the value of our investments, which are itemized in the Schedule of Investments. It also reflects cash, interest and receivables and any expenses that may have been prepaid. During the 2nd quarter 2011, total assets decreased by $1.7 million. This change was primarily the result of a $1.0 million decrease in the value of our investments as reflected by the change in net realized and unrealized gains on investments (excluding return of capital on distributions) and net portfolio sales of approximately $0.6 million.

Total leverage outstanding at May 31, 2011 of $32.0 million is comprised of $20.0 million floating rate senior notes and $12.0 million outstanding on our bank credit facility. Through the utilization of our interest rate swaps, we have essentially fixed the rate on approximately 84 percent of our leverage with the remaining 16 percent floating based upon short-term LIBOR. Total leverage represented 15.2 percent of total assets. Our leverage as a percent of total assets remains below our long-term target level of 20 percent of total assets. This allows the opportunity to add leverage when compelling investment opportunities arise. Temporary increases to up to 25 percent of our total assets may be permitted, provided that such leverage is consistent with the limits set forth in the 1940 Act, and that such leverage is expected to be reduced over time in an orderly fashion to reach our long-term target. Our leverage ratio is impacted by increases or decreases in investment values, issuance of equity and/or the sale of securities where proceeds are used to reduce leverage.

We have used leverage to acquire investments consistent with our investment philosophy. The terms of our leverage are governed by regulatory and contractual asset coverage requirements that arise from the use of leverage. Additional information on our leverage and asset coverage requirements is discussed in Note 9 in the Notes to Financial Statements. Our coverage ratio is updated each week on our Web site at www.tortoiseadvisors.com.

Taxation of our Distributions

We expect that distributions paid on common shares will generally consist of: (i) investment company taxable income (which includes, among other items, taxable interest and the excess of any short-term capital gains over net long-term capital losses); (ii) long-term capital gain (net gain from the sale of a capital asset held longer than 12 months over net short-term capital losses) and (iii) return of capital.

We may distribute additional capital gains in the last fiscal quarter if necessary to meet minimum distribution requirements and thus avoid being subject to excise taxes. If, however, we elect to retain any capital gains, we will be subject to U.S. capital gains taxes. The payment of those taxes will flow-through to stockholders as a tax credit to apply against their U.S. income tax payable on the deemed distribution of the retained capital gain.

For tax purposes, distributions paid to common stockholders for the calendar year ended December 31, 2010 were approximately 88 percent ordinary income (none of which is qualified dividend income), 6 percent long-term capital gain and 6 percent return of capital. A holder of our common stock would reduce their costs basis for income tax purposes by approximately 6 percent of the total distributions they received in 2010. This information is reported to stockholders on Form 1099-DIV and is available on our Web site at www.tortoiseadvisors.com. We currently estimate that 75 to 100 percent of 2011 distributions will be characterized as ordinary income and capital gain.

4     Tortoise Power and Energy Infrastructure Fund, Inc.

Schedule of Investments
May 31, 2011
(Unaudited)

	Principal
	Amount/Shares	Fair Value
Corporate Bonds — 67.2%(1)

Crude/Refined Products Pipelines — 2.2%(1)

Canada — 2.2%(1)
Gibson Energy ULC/GEP Midstream Finance Corp.,
10.000%, 01/15/2018	$3,250,000	$3,981,250

Natural Gas/Natural Gas Liquids Pipelines — 19.1%(1)
Canada — 3.4%(1)
TransCanada Pipelines Limited,
6.350%, 05/15/2067	6,000,000	6,128,772
United States — 15.7%(1)
El Paso Corp.,
6.500%, 09/15/2020	4,000,000	4,520,212
El Paso Corp.,
7.000%, 06/15/2017	1,000,000	1,159,389
Florida Gas Transmission Co., LLC,
5.450%, 07/15/2020(2)	1,500,000	1,617,157
Midcontinent Express Pipeline LLC,
6.700%, 09/15/2019(2)	6,000,000	6,850,344
NGPL PipeCo LLC,
7.119%, 12/15/2017(2)	4,000,000	4,505,792
Southern Star Central Corp.,
6.750%, 03/01/2016	2,745,000	2,806,763
Southern Star Central Gas Pipeline, Inc.,
6.000%, 06/01/2016(2)	2,000,000	2,201,504
Southern Union Co.,
7.600%, 02/01/2024	3,500,000	4,093,586
		33,883,519
Natural Gas Gathering/Processing — 5.5%(1)
United States — 5.5%(1)
DCP Midstream LLC,
9.750%, 03/15/2019(2)	4,000,000	5,303,540
Enogex LLC,
6.250%, 03/15/2020(2)	4,000,000	4,441,624
		9,745,164
Oil and Gas Exploration and Production — 5.4%(1)
United States — 5.4%(1)
Chesapeake Energy Corp.,
7.250%, 12/15/2018	2,000,000	2,230,000
Encore Acquisition Co.,
9.500%, 05/01/2016	1,500,000	1,683,750
Newfield Exploration Co.,
7.125%, 05/15/2018	1,000,000	1,071,250
Pioneer Natural Resources Co.,
6.875%, 05/01/2018	1,000,000	1,096,144
Plains Exploration & Production Co.,
10.000%, 03/01/2016	3,000,000	3,390,000
		9,471,144
Oilfield Services — 2.2%(1)
United States — 2.2%(1)
Pride International, Inc.,
8.500%, 06/15/2019	3,000,000	3,841,131

Power/Utility — 30.9%(1)
United States — 30.9%(1)
Ameren Illinois Power Co.,
9.750%, 11/15/2018	2,000,000	2,650,846
CenterPoint Energy, Inc.,
6.500%, 05/01/2018	4,000,000	4,611,480
CMS Energy Corp.,
8.750%, 06/15/2019	4,185,000	5,197,063
Dominion Resources, Inc.,
8.375%, 06/15/2064	183,000	5,281,380
FPL Group Capital, Inc.,
6.650%, 06/15/2067	1,029,000	1,036,717
Integrys Energy Group, Inc.,
6.110%, 12/01/2066	3,750,000	3,712,500
IPALCO Enterprises, Inc.,
7.250%, 04/01/2016(2)	4,000,000	4,490,000
North American Energy Alliance LLC,
10.875%, 06/01/2016(2)	2,800,000	3,150,000
NRG Energy, Inc.,
8.500%, 06/15/2019	6,000,000	6,210,000
PPL Capital Funding, Inc.,
6.700%, 03/30/2067	6,000,000	5,955,000
Sierra Pacific Resources,
6.750%, 08/15/2017	3,000,000	3,084,078
Source Gas, LLC,
5.900%, 04/01/2017(2)	5,770,000	5,830,187
Wisconsin Energy Corp.,
6.250%, 05/15/2067	3,450,000	3,493,125
		54,702,376

Refining — 1.9%(1)
United States — 1.9%(1)
Holly Corp.,
9.875%, 06/15/2017	3,000,000	3,367,500
Total Corporate Bonds (Cost $107,055,334)		118,992,084

See accompanying Notes to Financial Statements.

2011 2nd Quarter Report	5

Schedule of Investments (Continued)
May 31, 2011
(Unaudited)

	Shares	Fair Value
Master Limited Partnerships and
Related Companies — 50.3%(1)

Crude/Refined Products Pipelines — 25.6%(1)
United States — 25.6%(1)
Buckeye Partners, L.P.	25,300	$1,605,285
Enbridge Energy Management, L.L.C.(3)	568,196	17,625,455
Holly Energy Partners, L.P.	27,549	1,516,021
Kinder Morgan Management, LLC(3)(4)	275,497	17,981,659
Magellan Midstream Partners, L.P.	19,400	1,145,764
NuStar Energy L.P.	32,600	2,068,470
Plains All American Pipeline, L.P.	16,500	1,026,960
Sunoco Logistics Partners L.P.	26,481	2,240,293
		45,209,907
Natural Gas/Natural Gas Liquids Pipelines — 12.6%(1)
United States — 12.6%(1)
Boardwalk Pipeline Partners, LP	120,000	3,492,000
Duncan Energy Partners L.P.	101,700	4,222,584
Energy Transfer Equity, L.P.	27,809	1,171,871
Energy Transfer Partners, L.P.	107,700	5,116,827
Enterprise Products Partners L.P.	33,600	1,399,104
Niska Gas Storage Partners LLC	6,866	133,269
ONEOK Partners, L.P.	66,600	5,550,444
Williams Partners, L.P.	23,932	1,266,481
		22,352,580
Natural Gas Gathering/Processing — 8.0%(1)
United States — 8.0%(1)
Copano Energy, L.L.C.	93,200	3,127,792
DCP Midstream Partners, LP	85,200	3,453,156
MarkWest Energy Partners, L.P.	56,700	2,694,384
Regency Energy Partners, L.P.	10,600	267,014
Targa Resources Partners L.P.	132,417	4,576,332
		14,118,678
Propane Distribution — 4.1%(1)
United States — 4.1%(1)
Inergy, L.P.	197,500	7,325,275
Total Master Limited Partnerships
and Related Companies (Cost $51,875,265)		89,006,440

Short-Term Investment — 0.1%(1)

United States Investment Company — 0.1%(1)
Fidelity Institutional Money Market Portfolio —
Class I, 0.16%(5) (Cost $95,854)	95,854	95,854
Total Investments — 117.6%(1)
(Cost $159,026,453)		208,094,378
Long-Term Debt Obligations — (11.3%)(1)		(20,000,000)
Interest Rate Swap Contracts — (0.5%)(1)
$27,000,000 notional — Unrealized Depreciation(6)		(903,221)
Other Assets and Liabilities — (5.8%)(1)		(10,237,552)
Total Net Assets Applicable to
Common Stockholders — 100.0%(1)		$176,953,605

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	Restricted securities have been fair valued in accordance with procedures approved by the Board of Directors and have a total fair value of $38,390,148, which represents 21.7% of net assets. See Note 7 to the financial statements for further disclosure.
(3)	Security distributions are paid-in-kind.
(4)	A portion of the security is segregated as collateral for the unrealized depreciation of interest rate swap contracts.
(5)	Rate indicated is the current yield as of May 31, 2011.
(6)	See Note 10 of the financial statements for further disclosure.

See accompanying Notes to Financial Statements.

6     Tortoise Power and Energy Infrastructure Fund, Inc.

Statement of Assets & Liabilities
May 31, 2011
(Unaudited)

Assets
Investments at fair value (cost $159,026,453)	$208,094,378
Receivable for Adviser expense reimbursement	52,493
Interest and dividend receivable	2,196,010
Prepaid expenses and other assets	220,553
Total assets	210,563,434

Liabilities
Payable to Adviser	332,454
Distribution payable to common stockholders	141,172
Accrued expenses and other liabilities	229,709
Unrealized depreciation of interest rate swap contracts	903,221
Current foreign tax liability	3,273
Short-term borrowings	12,000,000
Long-term debt obligations	20,000,000
Total liabilities	33,609,829
Net assets applicable to common stockholders	$176,953,605

Net Assets Applicable to Common Stockholders Consist of:
Capital stock, $0.001 par value; 6,946,635 shares issued
and outstanding (100,000,000 shares authorized)	$6,947
Additional paid-in capital	128,781,892
Undistributed net investment income	—
Undistributed net realized gain	—
Net unrealized appreciation of investments and
interest rate swap contracts	48,164,766
Net assets applicable to common stockholders	$176,953,605
Net Asset Value per common share outstanding
(net assets applicable to common stock,
divided by common shares outstanding)	$25.47

Statement of Operations
Period from December 1, 2010 through May 31, 2011
(Unaudited)

Investment Income
Distributions from master limited partnerships	$1,685,860
Less return of capital on distributions	(1,645,654)
Net distributions from master limited partnerships	40,206
Interest from corporate bonds	3,898,699
Dividends from money market mutual funds	83
Total Investment Income	3,938,988
Operating Expenses
Advisory fees	978,101
Professional fees	86,057
Administrator fees	41,184
Directors’ fees	33,958
Stockholder communication expenses	30,654
Registration fees	12,354
Fund accounting fees	11,967
Franchise fees	9,972
Stock transfer agent fees	6,432
Custodian fees and expenses	4,705
Other operating expenses	12,454
Total Operating Expenses	1,227,838
Leverage Expenses
Interest expense	315,406
Amortization of debt issuance costs	18,835
Other leverage expenses	32,847
Total Leverage Expenses	367,088
Total Expenses	1,594,926
Less expense reimbursement by Adviser	(154,437)
Net Expenses	1,440,489
Net Investment Income, before Current Foreign Tax Expense	2,498,499
Current foreign tax expense	(5,583)
Net Investment Income	2,492,916
Realized and Unrealized Gain on
Investments and Interest Rate Swaps
Net realized gain on investments	1,078,376
Net realized loss on interest rate swap settlements	(246,835)
Net realized gain on investments and interest rate swaps	831,541
Net unrealized appreciation of investments	8,737,163
Net unrealized appreciation of interest rate swap contracts	81,804
Net unrealized appreciation of investments
and interest rate swap contracts	8,818,967
Net Realized and Unrealized Gain on Investments and
Interest Rate Swaps	9,650,508
Net Increase in Net Assets Applicable to Common
Stockholders Resulting from Operations	$12,143,424

See accompanying Notes to Financial Statements.

2011 2nd Quarter Report	7

Statement of Changes in Net Assets

	Period from
	December 1, 2010
	through	Year Ended
	May 31, 2011	November 30, 2010
	(Unaudited)
Operations
Net investment income	$2,492,916	$5,065,947
Net realized gain on investments and interest rate swaps	831,541	4,846,309
Net unrealized appreciation of investments and interest rate swap contracts	8,818,967	27,704,408
Net increase in net assets applicable to common stockholders resulting from operations	12,143,424	37,616,664
Distributions to Common Stockholders
Net investment income	(2,846,681)	(4,333,154)
Net realized gain	(831,541)	(5,367,201)
Return of capital	(1,528,930)	(698,239)
Total distributions to common stockholders	(5,207,152)	(10,398,594)
Capital Stock Transactions
Issuance of 5,649 and 42,505 common shares from reinvestment of distributions to stockholders	143,485	866,404
Net increase in net assets applicable to common stockholders from capital stock transactions	143,485	866,404
Total increase in net assets applicable to common stockholders	7,079,757	28,084,474
Net Assets
Beginning of period	169,873,848	141,789,374
End of period	$176,953,605	$169,873,848
Undistributed net investment income, end of period	$—	$353,765

See accompanying Notes to Financial Statements.

8     Tortoise Power and Energy Infrastructure Fund, Inc.

Statement of Cash Flows Period from December 1, 2010 through May 31, 2011
(Unaudited)

Cash Flows From Operating Activities
Distributions received from master limited partnerships	$1,685,860
Interest and dividend income received	3,988,378
Purchases of long-term investments	(4,279,590)
Proceeds from sales of long-term investments	5,883,698
Purchases of short-term investments, net	(37,986)
Payments on interest rate swaps, net	(246,835)
Interest received on securities sold, net	41,362
Interest expense paid	(314,880)
Other leverage expenses paid	(8,400)
Income taxes paid	(3,970)
Operating expenses paid	(1,085,142)
Net cash provided by operating activities	5,622,495
Cash Flows From Financing Activities
Advances from revolving line of credit	8,600,000
Repayments on revolving line of credit	(9,300,000)
Distributions paid to common stockholders	(4,922,495)
Net cash used in financing activities	(5,622,495)
Net change in cash	—
Cash — beginning of period	—
Cash — end of period	$—
Reconciliation of net increase in net assets applicable to
common stockholders resulting from operations to net cash
provided by operating activities
Net increase in net assets applicable to common
stockholders resulting from operations	$12,143,424
Adjustments to reconcile net increase in net assets
applicable to common stockholders resulting from
operations to net cash provided by operating activities:
Purchases of long-term investments	(4,279,590)
Return of capital on distributions received	1,645,654
Proceeds from sales of long-term investments	5,883,698
Purchases of short-term investments, net	(37,986)
Net unrealized appreciation of investments and
interest rate swap contracts	(8,818,967)
Net realized gain on investments	(1,078,376)
Amortization of market premium, net	135,396
Amortization of debt issuance costs	18,835
Changes in operating assets and liabilities:
Increase in interest and dividend receivable	(4,440)
Increase in prepaid expenses and other assets	(6,070)
Increase in current foreign tax liability	1,613
Increase in payable to Adviser, net of
expense reimbursement	9,723
Increase in accrued expenses and other liabilities	9,581
Total adjustments	(6,520,929)
Net cash provided by operating activities	$5,622,495
Non-Cash Financing Activities
Reinvestment of distributions by common stockholders
in additional common shares	$143,485

See accompanying Notes to Financial Statements.

2011 2nd Quarter Report	9

Financial Highlights

	Period from		Period from
	December 1, 2010		July 31, 2009(1)
	through	Year Ended	through
	May 31, 2011	November 30, 2010	November 30, 2009
	(Unaudited)
Per Common Share Data(2)
Net Asset Value, beginning of period	$24.47	$20.55	$—
Public offering price	—	—	20.00
Income from Investment Operations
Net investment income(3)	0.36	0.73	0.17
Net realized and unrealized gains on investments and interest rate swap contracts(3)	1.39	4.69	1.70
Total income from investment operations	1.75	5.42	1.87
Distributions to Common Stockholders
Net investment income	(0.41)	(0.63)	(0.16)
Net realized gain	(0.12)	(0.77)	—
Return of capital	(0.22)	(0.10)	(0.22)
Total distributions to common stockholders	(0.75)	(1.50)	(0.38)
Underwriting discounts and offering costs on issuance of common stock	—	—	(0.94)
Net Asset Value, end of period	$25.47	$24.47	$20.55
Per common share market value, end of period	$25.22	$23.06	$19.18
Total Investment Return Based on Market Value(4)	12.70%	28.83%	(2.17)%
Total Investment Return Based on Net Asset Value(5)	7.26%	27.60%	4.82%

Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$176,954	$169,874	$141,789
Average net assets (000’s)	$174,518	$156,685	$134,521
Ratio of Expenses to Average Net Assets(6)
Advisory fees	1.12%	1.15%	1.06%
Other operating expenses	0.29	0.30	0.47
Expense reimbursement	(0.18)	(0.18)	(0.17)
Subtotal	1.23	1.27	1.36
Leverage expenses	0.42	0.52	0.43
Current foreign tax expense(7)	0.01	0.00	—
Total expenses	1.66%	1.79%	1.79%
Ratio of net investment income to average net assets before expense reimbursement(6)	2.69%	3.05%	2.38%
Ratio of net investment income to average net assets after expense reimbursement(6)	2.87%	3.23%	2.55%
Portfolio turnover rate(6)	4.16%	21.93%	2.97%
Short-term borrowings, end of period (000’s)	$12,000	$12,700	$11,300
Long-term debt obligations, end of period (000’s)	$20,000	$20,000	$20,000
Per common share amount of long-term debt obligations outstanding, end of period	$2.88	$2.88	$2.90
Per common share amount of net assets, excluding long-term debt obligations, end of period	$28.35	$27.35	$23.45
Asset coverage, per $1,000 of principal amount of long-term debt obligations
and short-term borrowings(8)	$6,530	$6,195	$5,530
Asset coverage ratio of long-term debt obligations and short-term borrowings(8)	653%	619%	553%

(1)	Commencement of Operations.
(2)	Information presented relates to a share of common stock outstanding for the entire period.
(3)	The per common share data for the year ended November 30, 2010 and the period from July 31, 2009 through November 30, 2009 do not reflect the change in estimate of investment income and return of capital, for the respective period. See Note 2C to the financial statements for further disclosure.
(4)	Not annualized for periods less than one full year. Total investment return is calculated assuming a purchase of common stock at the beginning of the period (or initial public offering price) and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan.
(5)	Not annualized for periods less than one full year. Total investment return is calculated assuming a purchase of common stock at the beginning of period (or initial public offering price) and a sale at net asset value on the last day of the period. The calculation also assumes reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan.
(6)	Annualized for periods less than one full year.
(7)	The Company accrued $5,583, $1,660 and $0 for the period from December 1, 2010 to May 31, 2011, the year ended November 30, 2010, and the period from July 31, 2009 through November 30, 2009, respectively, for current foreign tax expense. Ratio is less than 0.01% for the year ended November 30, 2010.
(8)	Represents value of total assets less all liabilities and indebtedness not represented by long-term debt obligations and short-term borrowings at the end of the period divided by long-term debt obligations and short-term borrowings outstanding at the end of the period.

See accompanying Notes to Financial Statements.

10     Tortoise Power and Energy Infrastructure Fund, Inc.

Notes to Financial Statements (Unaudited) May 31, 2011

1. Organization

Tortoise Power and Energy Infrastructure Fund, Inc. (the “Company”) was organized as a Maryland corporation on July 5, 2007, and is a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s primary investment objective is to provide a high level of current income, with a secondary objective of capital appreciation. The Company seeks to provide its stockholders with a vehicle to invest in a portfolio consisting primarily of securities issued by power and energy infrastructure companies. The Company commenced operations on July 31, 2009. The Company’s stock is listed on the New York Stock Exchange under the symbol “TPZ.”

2. Significant Accounting Policies

A. Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B. Investment Valuation

The Company primarily owns securities that are listed on a securities exchange or over-the-counter market. The Company values those securities at their last sale price on that exchange or over-the-counter market on the valuation date. If the security is listed on more than one exchange, the Company uses the price from the exchange that it considers to be the principal exchange on which the security is traded. Securities listed on the NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or over-the-counter market on such day, the security will be valued at the mean between the last bid price and last ask price on such day.

The Company may invest up to 15 percent of its total assets in restricted securities. Restricted securities are subject to statutory or contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit the Company’s ability to dispose of them. Investments in private placement securities and other securities for which market quotations are not readily available will be valued in good faith by using fair value procedures approved by the Board of Directors. Such fair value procedures consider factors such as discounts to publicly traded issues, time until conversion date, securities with similar yields, quality, type of issue, coupon, duration and rating. If events occur that affect the value of the Company’s portfolio securities before the net asset value has been calculated (a “significant event”), the portfolio securities so affected will generally be priced using fair value procedures.

An equity security of a publicly traded company acquired in a direct placement transaction may be subject to restrictions on resale that can affect the security’s liquidity and fair value. Such securities that are convertible or otherwise will become freely tradable will be valued based on the market value of the freely tradable security less an applicable discount. Generally, the discount will initially be equal to the discount at which the Company purchased the securities. To the extent that such securities are convertible or otherwise become freely tradable within a time frame that may be reasonably determined, an amortization schedule may be used to determine the discount.

The Company generally values debt securities at prices based on market quotations for such securities, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost, which approximates market value.

The Company generally values its interest rate swap contracts using industry-accepted models which discount the estimated future cash flows based on the stated terms of the interest rate swap agreement by using interest rates currently available in the market, or based on dealer quotations, if available.

C. Security Transactions and Investment Income

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Dividend and distribution income is recorded on the ex-dividend date. Distributions received from the Company’s investments in master limited partnerships (“MLPs”) generally are comprised of ordinary income, capital gains and return of capital from the MLPs. The Company allocates distributions between investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on information provided by each MLP and other industry sources. These estimates may subsequently be revised based on actual allocations received from MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Company.

For the period from December 1, 2009 through November 30, 2010, the Company estimated the allocation of investment income and return of capital for the distributions received from MLPs within the Statement of Operations. For this period, the Company had estimated approximately 10 percent of total distributions as investment income and approximately 90 percent as return of capital.

Subsequent to November 30, 2010, the Company reallocated the amount of investment income and return of capital it recognized for the period from December 1, 2009 through November 30, 2010 based on the 2010 tax reporting information received from the individual MLPs. This reclassification amounted to a decrease in net investment income of approximately $79,400 or $0.011 per share; an increase in unrealized appreciation of investments of approximately $169,900 or $0.024 per share and a decrease in realized gains of approximately $90,500 or $0.013 per share for the period from December 1, 2010 through May 31, 2011.

Subsequent to the period ended February 28, 2011, the Company reallocated the amount of investment income and return of capital recognized in the current fiscal year based on its revised 2011 estimates, after considering the final allocations from 2010. This reclassification amounted to a decrease in net investment income of approximately $50,100 or $0.007 per share and an increase in unrealized appreciation of investments of approximately $50,100 or $0.007 per share.

2011 2nd Quarter Report	11

Notes to Financial Statements (Unaudited) (Continued)

D. Distributions to Stockholders

Distributions to common stockholders are recorded on the ex-dividend date. The Company intends to make monthly cash distributions of its investment company income to common stockholders. In addition, on an annual basis, the Company may distribute additional capital gains in the last fiscal quarter if necessary to meet minimum distribution requirements and thus avoid being subject to excise taxes. The amount of any distributions will be determined by the Board of Directors. The character of distributions made during the year may differ from their ultimate characterization for federal income tax purposes. Distributions paid to stockholders in excess of investment company taxable income and net realized gains will be treated as return of capital to stockholders. For the year ended November 30, 2010, the Company’s distributions were comprised of 87 percent ordinary income, 6 percent long-term capital gain and 7 percent return of capital. The tax character of distributions paid to common stockholders for the current year will be determined subsequent to November 30, 2011.

E. Federal Income Taxation

The Company qualifies as a regulated investment company (“RIC”) under the U.S. Internal Revenue Code of 1986, as amended (the “Code”). As a result, the Company generally will not be subject to U.S. federal income tax on income and gains that it distributes each taxable year to stockholders if it meets certain minimum distribution requirements. The Company is required to distribute substantially all of its income, in addition to other asset diversification requirements. The Company is subject to a 4 percent non-deductible U.S. federal excise tax on certain undistributed income unless the Company makes sufficient distributions to satisfy the excise tax avoidance requirement. The Company invests in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Company reports its allocable share of the MLP’s taxable income in computing its own taxable income.

The Company has adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Company has reviewed all open tax years and major jurisdictions and concluded that there is no impact on the Company’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. All tax years since inception remain open to examination by federal and state tax authorities.

F. Offering and Debt Issuance Costs

Offering costs related to the issuance of common stock are charged to additional paid-in capital when the stock is issued. Debt issuance costs related to long-term debt obligations are capitalized and amortized over the period the debt is outstanding.

G. Derivative Financial Instruments

The Company uses derivative financial instruments (principally interest rate swap contracts) to manage interest rate risk. The Company has established policies and procedures for risk assessment and the approval, reporting and monitoring of derivative financial instrument activities. The Company does not hold or issue derivative financial instruments for speculative purposes. All derivative financial instruments are recorded at fair value with changes in fair value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the Statement of Operations. Cash settlements under the terms of the interest rate swap agreements and termination of such agreements are recorded as realized gains or losses in the Statement of Operations.

H. Indemnifications

Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company may enter into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

I. Recent Accounting Pronouncement

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in GAAP and the International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating these amendments and does not believe they will have a material impact on the Company’s financial statements.

3. Concentration of Risk

Under normal circumstances, the Company intends to invest at least 80 percent of total assets (including assets obtained through potential leverage) in securities of companies that derive more than 50 percent of their revenue from power or energy operations and no more than 25 percent of the total assets in equity securities of MLPs as of the date of purchase. The Company will invest a minimum of 60 percent of total assets in fixed income securities, which may include up to 25 percent of its assets in non-investment grade rated fixed income securities. In determining application of these policies, the term “total assets” includes assets obtained through leverage. Companies that primarily invest in a particular sector may experience greater volatility than companies investing in a broad range of industry sectors. The Company may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent the Company uses this strategy, it may not achieve its investment objective.

4. Agreements

The Company has entered into an Investment Advisory Agreement with Tortoise Capital Advisors, L.L.C. (the “Adviser”). Under the terms of the agreement, the Company pays the Adviser a fee equal to an annual rate of 0.95 percent of the Company’s average monthly total assets (including any assets attributable to leverage) minus accrued liabilities (other than debt entered into for purposes of leverage and the aggregate liquidation preference of outstanding preferred stock) (“Managed Assets”), in exchange for the investment advisory services provided. The Adviser has agreed to a fee waiver of 0.15 percent of average monthly Managed Assets for the period from July 31, 2009 through December 31, 2011, and a fee waiver of 0.10 percent of average monthly Managed Assets for the period from January 1, 2012 through December 31, 2012.

12     Tortoise Power and Energy Infrastructure Fund, Inc.

Notes to Financial Statements (Unaudited) (Continued)

U.S. Bancorp Fund Services, LLC serves as the Company’s administrator. The Company pays the administrator a monthly fee computed at an annual rate of 0.04 percent of the first $1,000,000,000 of the Company’s Managed Assets, 0.03 percent on the next $1,000,000,000 of Managed Assets and 0.02 percent on the balance of the Company’s Managed Assets.

Computershare Trust Company, N.A. serves as the Company’s transfer agent and registrar and Computershare Inc. serves as the Company’s dividend paying agent and agent for the automatic dividend reinvestment plan.

U.S. Bank, N.A. serves as the Company’s custodian. The Company pays the custodian a monthly fee computed at an annual rate of 0.004 percent on the average daily market value of the Company’s portfolio assets, subject to a minimum annual fee of $4,800, plus portfolio transaction fees.

5. Income Taxes

It is the Company’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differences in the timing of recognition of gains or losses on investments. Permanent book and tax basis differences, if any, may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and additional paid-in capital.

As of November 30, 2010, the components of accumulated earnings on a tax basis were as follows:

Unrealized appreciation	$39,732,441
Other temporary differences	(32,877)
Accumulated earnings	$39,699,564

As of May 31, 2011, the aggregate cost of securities for federal income tax purposes was $154,163,925. The aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $53,930,453, the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $0 and the net unrealized appreciation was $53,930,453.

6. Fair Value of Financial Instruments

Various inputs are used in determining the value of the Company’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 —	quoted prices in active markets for identical investments

Level 2 —	other significant observable inputs (including quoted prices for similar investments, market corroborated inputs, etc.)

Level 3 —	significant unobservable inputs (including the Company’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table provides the fair value measurements of applicable Company assets and liabilities by level within the fair value hierarchy as of May 31, 2011. These assets and liabilities are measured on a recurring basis.

	Fair Value at
Description	May 31, 2011	Level 1	Level 2	Level 3
Assets
Debt Securities:
Corporate Bonds(a)	$118,992,084	$5,281,380	$113,710,704	$—
Total Debt Securities	118,992,084	5,281,380	113,710,704	—
Equity Securities:
Master Limited Partnerships
and Related Companies(a)	89,006,440	89,006,440	—	—
Total Equity Securities	89,006,440	89,006,440	—	—
Other:
Short-Term Investment(b)	95,854	95,854	—	—
Total Other	95,854	95,854	—	—
Total Assets	$208,094,378	$94,383,674	$113,710,704	$—
Liabilities
Interest Rate Swap Contracts	$903,221	$—	$903,221	$—
Total	$207,191,157	$94,383,674	$112,807,483	$—

(a)	All other industry classifications are identified in the Schedule of Investments.
(b)	Short-term investment is a sweep investment for cash balances in the Company at May 31, 2011.

Valuation Techniques

In general, and where applicable, the Company uses readily available market quotations based upon the last updated sales price from the principal market to determine fair value. This pricing methodology applies to the Company’s Level 1 investments.

Some debt securities are fair valued using a market value obtained from an approved pricing service which utilizes a pricing matrix based upon yield data for securities with similar characteristics or from a direct written broker-dealer quotation from a dealer who has made a market in the security. This pricing methodology applies to the Company’s Level 2 assets.

Interest rate swap contracts are valued by using industry-accepted models which discount the estimated future cash flows based on a forward rate curve and the stated terms of the interest rate swap agreement by using interest rates currently available in the market, or based on dealer quotations, if available, which applies to the Company’s Level 2 liabilities.

The Company utilizes the beginning of reporting period method for determining transfers between levels. There were no transfers between levels for the period from December 1, 2010 through May 31, 2011.

2011 2nd Quarter Report	13

Notes to Financial Statements (Unaudited) (Continued)

7. Restricted Securities

Certain of the Company’s investments are restricted and are valued as determined in accordance with procedures established by the Board of Directors, as more fully described in Note 2. The table below shows the principal amount, acquisition date(s), acquisition cost, fair value and the percent of net assets which the securities comprise at May 31, 2011.

					Fair
					Value as
	Principal	Acquisition	Acquisition	Fair	Percent of
Investment Security	Amount	Date(s)	Cost	Value	Net Assets
DCP Midstream LLC,		08/07/09-
9.750%, 03/15/2019	$4,000,000	08/27/09	$4,769,350	$5,303,540	3.0%
Enogex LLC,		02/26/10-
6.250%, 03/15/2020	4,000,000	04/22/10	4,118,593	4,441,624	2.5
Florida Gas Transmission Co., LLC,		07/08/10-
5.450%, 07/15/2020	1,500,000	01/04/11	1,551,220	1,617,157	0.9
IPALCO Enterprises, Inc.,		11/03/09-
7.250%, 04/01/2016	4,000,000	01/04/11	4,165,000	4,490,000	2.5
Midcontinent Express Pipelines, LLC,		09/09/09-
6.700%, 09/15/2019	6,000,000	03/02/10	6,055,570	6,850,344	3.9
NGPL PipeCo, LLC,		07/29/10-
7.119%, 12/15/2017	4,000,000	09/28/10	4,280,000	4,505,792	2.6
North American Energy Alliance LLC,		09/24/09-
10.875%, 06/01/2016	2,800,000	10/08/09	2,895,000	3,150,000	1.8
Source Gas, LLC,
5.900%, 04/01/2017	5,770,000	04/21/10	5,544,521	5,830,187	3.3
Southern Star Central Gas Pipeline, Inc.,
6.000%, 06/01/2016	2,000,000	08/24/09	1,970,000	2,201,504	1.2
			$35,349,254	$38,390,148	21.7%

8. Investment Transactions

For the period from December 1, 2010 through May 31, 2011, the Company purchased (at cost) and sold securities (proceeds received) in the amount of $4,279,590 and $5,883,698 (excluding short-term debt securities), respectively.

9. Long-Term Debt Obligations

The Company has $20,000,000 aggregate principal amount of Series A private senior notes (the “Notes”) outstanding. Holders of the Notes are entitled to receive quarterly cash interest payments at an annual rate that resets each quarter based on the 3-month LIBOR plus 1.87 percent. The Notes are not listed on any exchange or automated quotation system.

The Notes are unsecured obligations of the Company and, upon liquidation, dissolution or winding up of the Company, will rank: (1) senior to all of the Company’s outstanding preferred shares (if any); (2) senior to all of the Company’s outstanding common shares; (3) on parity with any unsecured creditors of the Company and any unsecured senior securities representing indebtedness of the Company and (4) junior to any secured creditors of the Company.

The Notes are redeemable in certain circumstances at the option of the Company. The Notes are also subject to a mandatory redemption if the Company fails to meet asset coverage ratios required under the 1940 Act or the rating agency guidelines if such failure is not waived or cured. At May 31, 2011, the Company was in compliance with asset coverage covenants and basic maintenance covenants for its senior notes.

At May 31, 2011, the fair value of the Series A Notes approximates the carrying amount because the interest rate fluctuates with changes in interest rates available in the current market. The following table shows the maturity date, notional/carrying amount, current rate as of May 31, 2011, and the weighted-average rate for the period from December 1, 2010 through May 31, 2011.

				Weighted-
	Maturity	Notional/Carrying	Current	Average
Series	Date	Amount	Rate	Rate
Series A	November 6, 2014	$20,000,000	2.14%	2.17%

14     Tortoise Power and Energy Infrastructure Fund, Inc.

Notes to Financial Statements (Unaudited) (Continued)

10. Interest Rate Swap Contracts

The Company has entered into interest rate swap contracts in an attempt to protect itself from increasing interest expense on its leverage resulting from increasing short-term interest rates. A decline in interest rates may result in a decline in the value of the swap contracts, which may result in a decline in the net assets of the Company. In addition, if the counterparty to the interest rate swap contracts defaults, the Company would not be able to use the anticipated receipts under the swap contracts to offset the interest payments on the Company’s leverage. At the time the interest rate swap contracts reach their scheduled termination, there is a risk that the Company would not be able to obtain a replacement transaction, or that the terms of the replacement would not be as favorable as on the expiring transaction. In addition, if the Company is required to terminate any swap contract early due to the Company failing to maintain a required 300 percent asset coverage of the liquidation value of the outstanding senior notes or if the Company loses its credit rating on its senior notes, then the Company could be required to make a termination payment, in addition to redeeming all or some of the senior notes. Details of the interest rate swap contracts outstanding as of May 31, 2011, are as follows:

			Fixed Rate
			Paid by	Floating Rate	Asset
	Maturity	Notional	the	Received by	(Liability)
Counterparty	Date	Amount	Company	the Company	Derivatives
Wells Fargo Bank, N.A.	11/06/2011	$6,000,000	1.12%	1-month U.S. Dollar LIBOR	$(27,763)
Wells Fargo Bank, N.A.	11/06/2012	5,000,000	1.81%	3-month U.S. Dollar LIBOR	(104,198)
Wells Fargo Bank, N.A.	11/06/2012	1,000,000	1.73%	1-month U.S. Dollar LIBOR	(20,519)
Wells Fargo Bank, N.A.	11/06/2014	15,000,000	2.66%	3-month U.S. Dollar LIBOR	(750,741)
		$27,000,000			$(903,221)

The Company is exposed to credit risk on the interest rate swap contracts if the counterparty should fail to perform under the terms of the interest rate swap contracts. The amount of credit risk is limited to the net appreciation of the interest rate swap contracts, if any, as no collateral is pledged by the counterparty.

The change in unrealized appreciation of interest rate swap contracts in the amount of $81,804 is included in the Statement of Operations for the period ended May 31, 2011. Cash settlement payments under the terms of the interest rate swap contracts in the amount of $246,835 are recorded as realized losses for the period ended May 31, 2011. The total notional amount of all open swap agreements at May 31, 2011 is indicative of the volume of this derivative type for the period ended May 31, 2011.

11. Credit Facility

On September 14, 2010, the Company entered into an amendment to its credit facility that extends the credit facility through September 14, 2011. U.S. Bank, N.A. serves as a lender and the leading syndicate agent on behalf of other lenders participating in the credit facility. The terms of the amendment provide for an unsecured revolving credit facility of $18,000,000. During the extension, outstanding balances generally will accrue interest at a variable annual rate equal to one-month LIBOR plus 1.25 percent and unused portions of the credit facility will accrue a non-usage fee equal to an annual rate of 0.20 percent.

The average principal balance and interest rate for the period during which the credit facility was utilized during the period ended May 31, 2011 was approximately $12,000,000 and 1.49 percent, respectively. At May 31, 2011, the principal balance outstanding was $12,000,000 at an interest rate of 1.44 percent.

Under the terms of the credit facility, the Company must maintain asset coverage required under the 1940 Act. If the Company fails to maintain the required coverage, it may be required to repay a portion of an outstanding balance until the coverage requirement has been met. At May 31, 2011, the Company was in compliance with the terms of the credit facility.

12. Common Stock

The Company has 100,000,000 shares of capital stock authorized and 6,946,635 shares outstanding at May 31, 2011. Transactions in common stock for the period ended May 31, 2011, were as follows:

Shares at November 30, 2010	6,940,986
Shares issued through reinvestment of distributions	5,649
Shares at May 31, 2011	6,946,635

13. Subsequent Events

On June 30, 2011, the Company paid a distribution in the amount of $0.125 per common share, for a total of $868,329. Of this total, the dividend reinvestment amounted to $139,278.

The Company has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

2011 2nd Quarter Report	15

Additional Information (Unaudited)

Stockholder Proxy Voting Results

The annual meeting of stockholders was held on May 20, 2011. The matters considered at the meeting, together with the actual vote tabulations relating to such matters are as follows:

1.	To elect one director of the Company, to hold office for a term of three years and until his successor is duly elected and qualified.

No. of Shares
Conrad S. Ciccotello
Affirmative	6,156,329
Withheld	65,099
TOTAL	6,221,428

Charles E. Heath continued as a director and his term expires on the date of the 2012 annual meeting of stockholders. Each of H. Kevin Birzer and John Graham continued as a director with a term expiring on the date of the 2013 annual meeting of stockholders.

2.	To approve a proposal to authorize flexibility to the Company to sell its common shares for less than net asset value, subject to certain conditions.

Vote of Common Stockholders	No. of
of Record (5 Stockholders of	Recordholders
Record as of Record Date)	Voting
Affirmative	4
Against	0
Abstain	0
Broker Non-votes	0
TOTAL	4

Vote of Stockholders	No. of Shares
Affirmative	1,598,685
Against	201,823
Abstain	28,364
Broker Non-votes	4,392,556
TOTAL	6,221,428

3.	To ratify the selection of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending November 30, 2011.

No. of Shares
Affirmative	6,160,809
Against	31,316
Abstain	29,303
TOTAL	6,221,428

Based upon votes required for approval, each of these matters passed.

Director and Officer Compensation

The Company does not compensate any of its directors who are “interested persons,” as defined in Section 2(a)(19) of the 1940 Act, nor any of its officers. For the period ended May 31, 2011, the aggregate compensation paid by the Company to the independent directors was $37,500. The Company did not pay any special compensation to any of its directors or officers.

Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Company’s actual results are the performance of the portfolio of investments held by it, the conditions in the U.S. and international financial, petroleum and other markets, the price at which shares of the Company will trade in the public markets and other factors discussed in filings with the SEC.

Proxy Voting Policies

A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities owned by the Company and information regarding how the Company voted proxies relating to the portfolio of securities during the 12-month period ended June 30, 2010 are available to stockholders (i) without charge, upon request by calling the Company at (913) 981-1020 or toll-free at (866) 362-9331 and on the Company’s Web site at www.tortoiseadvisors.com; and (ii) on the SEC’s Web site at www.sec.gov.

Form N-Q

The Company files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Company’s Form N-Q is available without charge upon request by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov. In addition, you may review and copy the Company’s Form N-Q at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

The Company’s Form N-Qs are also available on the Company’s Web site at www.tortoiseadvisors.com.

Statement of Additional Information

The Statement of Additional Information (“SAI”) includes additional information about the Company’s directors and is available upon request without charge by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov.

Certifications

The Company’s Chief Executive Officer has submitted to the New York Stock Exchange the annual certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

The Company has filed with the SEC, as an exhibit to its most recently filed Form N-CSR, the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Privacy Policy

In order to conduct its business, the Company collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of the Company’s securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and distribution elections. We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, the Company’s other stockholders or the Company’s former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Company’s stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

16     Tortoise Power and Energy Infrastructure Fund, Inc.

Office of the Company
and of the Investment Adviser
Tortoise Capital Advisors, L.L.C.
11550 Ash Street, Suite 300
Leawood, Kan. 66211
(913) 981-1020
(913) 981-1021 (fax)
www.tortoiseadvisors.com

Managing Directors of
Tortoise Capital Advisors, L.L.C.
H. Kevin Birzer
Zachary A. Hamel
Kenneth P. Malvey
Terry Matlack
David J. Schulte

Board of Directors of Tortoise Power
and Energy Infrastructure Fund, Inc.

H. Kevin Birzer, Chairman
Tortoise Capital Advisors

Conrad S. Ciccotello
Independent

John R. Graham
Independent

Charles E. Heath
Independent

ADMINISTRATOR
U.S. Bancorp Fund Services, LLC
615 East Michigan St.
Milwaukee, Wis. 53202

CUSTODIAN
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wis. 53212

TRANSFER, DIVIDEND DISBURSING
AND DIVIDEND REINVESTMENT PLAN AGENT
Computershare Trust Company, N.A. / Computershare Inc.
P.O. Box 43078
Providence, R.I. 02940-3078
(800) 426-5523
www.computershare.com

LEGAL COUNSEL
Husch Blackwell LLP
4801 Main St.
Kansas City, Mo. 64112

INVESTOR RELATIONS
(866) 362-9331
info@tortoiseadvisors.com

STOCK SYMBOL
Listed NYSE Symbol: TPZ

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of fund shares. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell.

Tortoise Capital Advisors’ Public Investment Companies
				Total Assets
	Ticker/	Primary Target	Investor	as of 6/30/11
Name	Inception Date	Investments	Suitability	($ in millions)
Tortoise Power and Energy	TPZ	U.S. Power and Energy Investment	Retirement Accounts	$209
Infrastructure Fund, Inc.	July 2009	Grade Debt and Dividend-Paying	Pension Plans
		Equity Securities	Taxable Accounts
Tortoise Energy	TYG	U.S. Energy Infrastructure	Retirement Accounts	$1,554
Infrastructure Corp.	Feb. 2004		Pension Plans
			Taxable Accounts
Tortoise Energy Capital Corp.	TYY	U.S. Energy Infrastructure	Retirement Accounts	$805
	May 2005		Pension Plans
			Taxable Accounts
Tortoise North American	TYN	U.S. Energy Infrastructure	Retirement Accounts	$209
Energy Corp.	Oct. 2005		Pension Plans
			Taxable Accounts
Tortoise MLP Fund, Inc.	NTG	U.S. Energy Infrastructure	Retirement Accounts	$1,599
	July 2010	Natural Gas Energy	Pension Plans
		Infrastructure Emphasis	Taxable Accounts
Tortoise Capital	TTO	U.S. Energy Infrastructure	Retirement Accounts	$100
Resources Corp.	Dec. 2005	Private and Micro Cap	Pension Plans	(as of 5/31/11)
	(Feb. 2007 – IPO)	Public Companies	Taxable Accounts

TPZ
LISTED
NYSE

Tortoise Power and Energy Infrastructure Fund, Inc.

...Steady Wins®

Tortoise Capital Advisors, L.L.C.
Investment Adviser to
Tortoise Power and Energy Infrastructure Fund, Inc.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

There have been no changes in the portfolio managers identified in response to this Item in the Registrant’s most recent annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

				(d)
			(c)	Maximum Number (or
			Total Number of	Approximate Dollar
	(a)		Shares (or Units)	Value) of Shares (or
	Total Number of	(b)	Purchased as Part of	Units) that May Yet
	Shares (or Units)	Average Price Paid	Publicly Announced	Be Purchased Under
Period	Purchased	per Share (or Unit)	Plans or Programs	the Plans or Programs
Month #1	0	0	0	0
12/1/10-12/31/10
Month #2	0	0	0	0
1/1/11-1/31/11
Month #3	0	0	0	0
2/1/11-2/28/11
Month #4	0	0	0	0
3/1/11-3/31/11
Month #5	0	0	0	0
4/1/11-4/30/11
Month #6	0	0	0	0
5/1/11-5/31/11
Total	0	0	0	0

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The Registrant’s Chief Executive Officer and its Chief Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under 1940 Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing of an exhibit. Not applicable.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons. None.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Tortoise Power and Energy Infrastructure Fund, Inc.

By (Signature and Title)	/s/ Terry Matlack
Terry Matlack, Chief Executive Officer

Date     July 20, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Terry Matlack
Terry Matlack, Chief Executive Officer

Date July 20, 2011

By (Signature and Title)	/s/ P. Bradley Adams
P. Bradley Adams, Chief Financial Officer

Date     July 20, 2011